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                                  EXHIBIT 21

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                                 EXHIBIT 21


                             LIST OF SUBSIDIARIES

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
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                                                            State or
                                                             Other
                                                         Jurisdiction of
                                                         Incorporation/
                            Name                          Organization                     D/B/A
------------------------------------------------------------------------------------------------------------------------
Paxson Communications of Florida, Inc.                        Florida
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Paxson Communications LP, Inc.                                Florida
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Paxson Communications Management Company                      Florida
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Paxson Communications Marketing, Inc.                         Florida
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Paxson Communications Networks, Inc.                          Florida
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Excel Marketing Enterprises, Inc.                             Florida
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Paxson Outdoor, Inc.                                          Florida
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Paxson Networks, Inc.                                         Florida
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Paxson Communications Television, Inc.                        Florida
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Paxson Broadcasting of Jacksonville, Limited Partnership      Florida
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Paxson Broadcasting of Miami, Limited Partnership             Florida
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Paxson Broadcasting of Orlando, Limited Partnership           Florida
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Paxson Broadcasting of Tampa, Limited Partnership             Florida
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Paxson Tampa License Limited Partnership                      Florida
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Paxson Jacksonville License Limited Partnership               Florida
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Paxson Miami License Limited Partnership                      Florida
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Paxson Orlando License Limited Partnership                    Florida
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Paxson Communications of Atlanta-14, Inc.                     Florida
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Paxson Atlanta License, Inc.                                  Florida
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Paxson Communications of Boston-60, Inc.                      Florida
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Paxson Boston License, Inc.                                   Florida
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Paxson Communications of Dallas-68, Inc.                      Florida
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Paxson Dallas License, Inc.                                   Florida
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Paxson Communications of New London-26, Inc.                  Florida
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Paxson New London License, Inc.                               Florida
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Paxson Communications of Philadelphia-61, Inc.                Florida
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Paxson Philadelphia License, Inc.                             Florida
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Paxson Communications of Miami-35, Inc.                       Florida
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Paxson Communications of San Jose-65, Inc.                    Florida
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Paxson San Jose License, Inc.                                 Florida
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Paxson Communications of Tampa-66, Inc.                       Florida
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Paxson Communications of West Palm Beach-25, Inc.             Florida
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Paxson West Palm Beach License, Inc.                          Florida
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Paxson Communications of Los Angeles-30, Inc.                 Florida
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Paxson Los Angeles License, Inc.                              Florida
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Paxson Communications of Minneapolis-41, Inc.                 Florida
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Paxson Communications of St. Louis-13, Inc.                   Florida
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Paxson Minneapolis License, Inc.                              Florida
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Paxson Communications of Cookeville, Inc.                     Florida
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Paxson Cookeville License, Inc.                               Florida
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Paxson Communications of Ft. Pierce-34, Inc.                  Florida
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
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                                                            State or
                                                             Other
                                                         Jurisdiction of
                                                         Incorporation/
                            Name                          Organization                     D/B/A
------------------------------------------------------------------------------------------------------------------------
Paxson Communications of Orlando-56, Inc.                     Florida
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Paxson Communications of Houston-49, Inc.                     Florida
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Paxson Houston License, Inc.                                  Florida
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Infomall TV Network, Inc.                                     Delaware
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Paxson St. Louis License, Inc.                                Florida
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Infomall Cable Network, Inc.                                  Delaware
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Paxson Communications of Cleveland-67, Inc.                   Florida
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Paxson Communications of Washington-60, Inc.                  Florida
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Paxson Washington License, Inc.                               Florida
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Paxson Communications of Phoenix-13, Inc.                     Florida
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Paxson Phoenix License, Inc.                                  Florida
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Infomall Los Angeles, Inc.                                    Florida
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Paxson Communications of Milwaukee-55, Inc.                   Florida
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Paxson Communications of Denver-59, Inc.                      Florida
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Paxson Communications of New York-43, Inc.                    Florida
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Paxson New York License, Inc.                                 Florida
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Paxson Communications of Akron-23, Inc.                       Florida
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Paxson Akron License, Inc.                                    Florida
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Paxson Communications of Dayton-26, Inc.                      Florida
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Paxson Communications of Flagstaff-13, Inc.                   Florida
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Paxson Communications of Battle Creek-43, Inc.                Florida
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Paxson Communications of Albany-55, Inc.                      Florida
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Paxson Communications of Raleigh Durham-47, Inc.              Florida
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Paxson Communications of San Juan, Inc.                       Florida
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Paxson Communications of Providence-69, Inc.                  Florida
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Paxson Communications of Salt Lake City-16, Inc.              Florida
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Paxson Communications of Greensboro-16, Inc.                  Florida
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Paxson Greensboro License, Inc.                               Florida
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Paxson Communications of Tulsa-44, Inc.                       Florida
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Paxson Communications of Tallahassee, Inc.                    Florida
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Pax Jax, Inc.                                                 Florida
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



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